                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                              (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                                 ABIOMED, Inc.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------

  2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------

  4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------

  5) Total fee paid:

    ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

    ------------------------------------------------------------------------

  2) Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------------------

  3) Filing Party:

    ------------------------------------------------------------------------

  4) Date Filed:

    ------------------------------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                                 ABIOMED, INC.
                         TO BE HELD ON AUGUST 12, 1998

  The Annual Meeting of Stockholders of ABIOMED, Inc. will be held on August 12, 1998 at 8:00 a.m. at the offices of the Company located at 33 Cherry Hill Drive, Danvers, Massachusetts, for the following purposes:

  1. To elect two Class III directors each to hold office until the 2001 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

  2. To consider and act upon a proposal to adopt the ABIOMED, Inc. 1998 Equity Incentive Plan; and

  3. To consider and act upon any matter incidental to the foregoing purposes and any other matter which may properly come before the Annual Meeting or any adjourned session thereof.

  The Board of Directors has fixed June 30, 1998, as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

                                          By Order Of The Board Of Directors

                                          PHILIP J. FLINK, Secretary

Boston, Massachusetts
July 7, 1998

                            YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                                 ABIOMED, INC.
                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 12, 1998

  This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of ABIOMED, Inc., a Delaware corporation with its principal executive offices at 33 Cherry Hill Drive, Danvers, Massachusetts 01923 (the "Company"), for use at the Annual Meeting of Stockholders to be held on August 12, 1998 and at any adjournment or adjournments thereof (the "Meeting"). The cost of such solicitation will be borne by the Company. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about July 7, 1998.

  Only stockholders of record at the close of business on June 30, 1998 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 8,584,540 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. Directors will be elected by a plurality of the votes cast by holders of Common Stock entitled to vote thereon, provided a quorum is present. Abstentions, including broker non-votes, will have no effect on the outcome of the vote for the election of directors. Proposal No. 2 requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy at the Meeting and entitled to be voted, provided a quorum is present. Abstentions will have the effect of a vote against Proposal No. 2, but a broker non-vote will have no effect.

  THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED ON THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEES AS DIRECTORS AND FOR PROPOSAL NO. 2. IF ANY OTHER MATTERS SHALL PROPERLY COME BEFORE THE MEETING, THEY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

  The Company's Annual Report to Stockholders and Annual Report on Form 10-K for the fiscal year ended March 31, 1998, including financial statements audited by Arthur Andersen LLP, are being mailed to each of the stockholders simultaneously with this proxy statement.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

  At the Meeting, two Class III directors are to be elected to serve for a term of three years, until the 2001 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. Messrs. W. Gerald Austen and Paul Fireman have been nominated by the Board of Directors for election as directors. Both of these nominees are currently serving as directors of the Company.

  If any nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, and the Board of Directors designates another nominee, the persons named as proxies will vote the proxy for such substitute, if any. The Board of Directors has no reason to believe that any of the proposed nominees will be unable or unwilling to serve. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person.

INFORMATION ON NOMINEES AND DIRECTORS

  Set forth below is certain biographical information with respect to the nominees, including the year in which the nominee's term would expire, if elected, and with respect to each of the Class I and Class II directors whose terms will continue after the Meeting. The nominees for Class III directors are indicated by an asterisk.

                                                                   DIRECTOR  YEAR TERM EXPIRES,
NAME                     AGE               POSITION                 SINCE   IF ELECTED, AND CLASS
----                     ---               --------                -------- ---------------------
 David M. Lederman...... 54  Chairman of the Board of Directors,     1981       1999-Class I
                             President and Chief Executive Officer
 Desmond H. O'Connell,   62  Director                                1995       1999-Class I
 Jr.....................
 John F. O'Brien........ 55  Director                                1989       2000-Class II
 Henri A. Termeer....... 52  Director                                1987       2000-Class II
*W. Gerald Austen....... 68  Director                                1985      2001-Class III
*Paul Fireman........... 54  Director                                1987      2001-Class III

  Dr. David M. Lederman founded the Company in 1981, has served as Chairman of the Board and Chief Executive Officer since that time, and as President for the majority of that time. Prior to founding ABIOMED, he was Chairman of the Medical Research Group at the Everett Subsidiary of Avco Corporation. He originated the design and development of ABIOMED's cardiac assist and heart replacement devices, blood pumps and their valves, has authored over 40 medical publications, is a member of numerous medical and scientific professional organizations and has been a frequent speaker in forums on cardiac support systems and on the financing and commercialization of advanced medical technology. Dr. Lederman received a Ph.D. degree in Aerospace Engineering from Cornell University.

  Mr. Desmond H. O'Connell, Jr. has served as a director of the Company since 1995. He has been an independent management consultant since September 1990 and has served as a director of Chryslais International Corporation, an international contract research organization, since 1991. Since May 1998, Mr. O'Connell has also served as a director of Serologicals Corporation From December 1992 until December 1993, he served as the Chairman, Management Committee, of Pharmakon Research International, Inc., a provider of pre-clinical testing services to pharmaceutical biotechnology companies. During 1991, he briefly served as Chairman of the Board and Chief Executive Officer of Osteotech, Inc., a medical products company. Mr. O'Connell was with the

BOC Group, PLC, an industrial gas and health care company, in senior management positions from 1980 to 1990 and was a member of the Board of Directors of BOC Group, PLC from 1983 to 1990. From April 1990 until September 1990, Mr. O'Connell was President and Chief Executive Officer of BOC Health Care. From 1986 to April 1990, he was Group Managing Director of BOC Group, PLC. Prior to joining BOC, Mr. O'Connell held various positions at Baxter Laboratories, Inc. including chief executive of the Therapeutic and Diagnostic Division and Vice President, Corporate Development.

  Mr. John F. O'Brien has served as a director since 1989. Since August 1989 he has been the President and Chief Executive Officer and a director of First Allmerica Financial Life Insurance Company (formerly State Mutual Life Assurance Company of America). Since January 1995 he has been President, Chief Executive Officer and a Director of Allmerica Financial Corporation, a financial services holding company. Mr. O'Brien is also Chairman of the Board and a director of Allmerica Property & Casualty Companies, Inc.; Chairman of the Board, President and Chief Executive Officer of Citizens Corporation; and a trustee and Chairman of the Board of Allmerica Securities Trust, Allmerica Investment Trust and Allmerica Funds. From 1972 until 1989, Mr. O'Brien was employed by Fidelity Investments in various capacities, including as Group Managing Director of FMR Corp. Mr. O'Brien is also a director of Cabot Corporation and TJX Companies, Inc. and a Trustee of the Worcester Art Museum.

  Mr. Henri A. Termeer has served as a director of the Company since 1987. Mr. Termeer has served as President and a director of Genzyme, a biotechnology company engaged in the production and marketing of human health care products, since 1983, as its Chief Executive Officer since 1985, and as its Chairman of the Board since 1988. Mr. Termeer is also a director of Genzyme Transgenics Corporation. He is also a director of AutoImmune, Inc., GelTex Pharmaceuticals, Inc. and Diacrin, Inc. and serves as a trustee of Hambrecht & Quist Healthcare Investors and Hambrecht & Quist Life Sciences Investors.

  Dr. W. Gerald Austen has served as a director of the Company since 1985. From 1969 to 1997, Dr. Austen was Chief of the Surgical Services at Massachusetts General Hospital, and from 1974 to the present, he has been the Edward D. Churchill Professor of Surgery at Harvard Medical School. He became President of the Massachusetts General Physicians Organization in 1994. Dr. Austen is the former President of the American College of Surgeons, the American Association for Thoracic Surgery, the American Surgical Association and the Massachusetts and American Heart Associations. Dr. Austen is a member of the Institute of Medicine of the National Academy of Sciences, a Fellow of the American Academy of Arts and Sciences and a life member of the corporation of the Massachusetts Institute of Technology.

  Mr. Paul Fireman has served as a director of the Company since 1987. He is the founder of Reebok International Ltd., a leading worldwide designer, marketer and distributor of sports, fitness and casual footwear, apparel and equipment. Mr. Fireman has served as Chief Executive Officer and a director of that company since 1979, as Chairman of the Board of Directors since 1985 and President from 1979 to 1987 and since 1989. Mr. Fireman has also served as the chairman of the Entrepreneurial Advisory Board of Babson College since 1995.

MEETINGS OF THE BOARD OF DIRECTORS

  The Board of Directors held seven meetings during the fiscal year ended March 31, 1998. Each director attended at least 75% of the aggregate number of meetings of the board of directors and committees of which he was a member held during such fiscal year except for Henri Termeer.

  The Board of Directors has an Executive Committee which is currently composed of David M. Lederman, Henri A. Termeer and Desmond H. O'Connell, Jr. The Executive Committee has, and may exercise, all the powers and authority of the Board of Directors, except those which by law may not be delegated to it by the Board of Directors. The Executive Committee did not act during the fiscal year ended March 31, 1998.

  The Board of Directors has an Audit Committee, currently composed of W. Gerald Austen, John F. O'Brien and Desmond H. O'Connell, Jr. The functions performed by this committee include recommending to the Board of Directors the engagement of the independent auditors, reviewing the scope of internal controls and reviewing the implementation by management of recommendations made by the independent auditors. The Audit Committee met one time during the fiscal year ended March 31, 1998.

  The Company has a Compensation Committee, which is currently composed of Paul Fireman, John F. O'Brien and Henri A. Termeer. The functions of the Compensation Committee include establishing the compensation and bonuses of executive officers, determining the persons to whom both incentive stock options and non-qualified stock options will be granted and adopting rules and making other determinations with respect to the administration of the 1992 Combination Stock Option Plan, the Employee Stock Purchase Plan and the 401(k) Plan. During the fiscal year ended March 31, 1998, the Compensation Committee held two meetings.

  The Company has a Nominating Committee, currently composed of W. Gerald Austen and Desmond H. O'Connell, Jr. The nominating committee is responsible for reviewing the qualifications of potential nominees for election to the Board of Directors and recommending to the Board of Directors the election of directors of the Company. Stockholders may make nominations for the election of directors by delivering notice in writing to the secretary of the Company not less than 45 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors. The Nominating Committee met one time during the fiscal year ended March 31, 1998.

SECURITIES BENEFICIALLY OWNED BY CERTAIN PERSONS

  The following table sets forth certain information as of June 30, 1998 with respect to the beneficial ownership of the Company's Common Stock of each director and nominee for director, each named executive officer in the Summary Compensation Table under "Executive Compensation," below, all directors and current executive officers of the Company as a group, and each person known by the Company to be the beneficial owner of five percent or more of the Company's common stock. This information is based upon information received from or on behalf of the individuals named therein.

                                          SHARES OF STOCK
NAME                                   BENEFICIALLY OWNED(1) PERCENT OF CLASS
----                                   --------------------- ----------------
David M. Lederman (2).................       1,271,200             14.8%
 c/o ABIOMED, Inc.
 33 Cherry Hill Drive
 Danvers, MA 01923
Genzyme Corporation...................       1,153,846             13.4%
 One Kendall Square
 Cambridge, MA 02139
W. Gerald Austen (3)..................          28,300              *
Paul Fireman (3)......................         228,126              2.7%
John F. O'Brien (3)...................          87,992              1.0%
Desmond H. O'Connell, Jr. (3).........          20,992              *

                                         SHARES OF STOCK
NAME                                  BENEFICIALLY OWNED(1) PERCENT OF CLASS
----                                  --------------------- ----------------
Henri A. Termeer(3)(4)...............       1,182,146             13.8%
Anthony W. Bailey....................           *                  *
Robert T.V. Kung(3)(5)...............         193,000              2.2%
Eugene D. Rabe(3)....................          25,000              *
Edward G. Taylor.....................           *                  *
John F. Thero(3).....................          20,404              *
All Current Executive Officers and          3,057,160             35.0%
 Directors...........................
 as a group (11 persons) (2)(3)(4)(5)

--------
*  Less than 1%.
(1) Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.
(2) Includes 675,923 shares held by the wife of Dr. Lederman, as to which Dr. Lederman disclaims beneficial ownership.
(3) Includes the following shares subject to currently exercisable options (includes options that will become exercisable within 60 days of June 30, 1998): Dr. Austen--20,000; Mr. Fireman--20,000; Mr. O'Brien--27,500; Mr.
    O'Connell--7,500; Mr. Termeer--20,000; Dr. Kung--12,000; Mr. Rabe--25,000;
    Mr. Thero--20,000.
(4) Includes 1,153,846 shares held by Genzyme Corporation as to which Mr. Termeer disclaims beneficial ownership. Mr. Termeer is the Chief Executive Officer of Genzyme.
(5) Includes 60,000 shares held by the wife of Dr. Kung and 12,000 shares held in trust for the benefit of certain relatives of Dr. Kung, as to which Dr. Kung disclaims beneficial ownership.

EXECUTIVE COMPENSATION

  The following table sets forth the compensation during the last three fiscal years of (i) the Chief Executive Officer of the Company and (ii) the executive officers of the Company, other than the Chief Executive Officer, who were serving as executive officers at the end of the last fiscal year, whose annual salary and bonus, if any, exceeded $100,000 for services in all capacities to the Company during the last fiscal year (the "named executive officers").

                          SUMMARY COMPENSATION TABLE

                                                                    LONG TERM
                                                                   COMPENSATION
                                          ANNUAL COMPENSATION         AWARDS
                                     ----------------------------- ------------
                                                                    SECURITIES
                                                      OTHER ANNUAL  UNDERLYING   ALL OTHER
NAME AND PRINCIPAL       FISCAL YEAR  SALARY   BONUS  COMPENSATION   OPTIONS    COMPENSATION
POSITION                 ENDED 3/31    ($)      ($)       ($)          (#)         ($)(1)
------------------       ----------- -------- ------- ------------ ------------ ------------
Dr. David M. Lederman...    1998     $168,750 $80,000     --             --       $34,246
 Chairman of the Board,     1997      142,500     --      --             --        34,236
 President and Chief        1996      120,000  25,000     --             --        24,912
 Executive Officer and
 Assistant Treasurer
Anthony W. Bailey(2)....    1998     $106,000 $60,000     --             --       $ 1,494
 Vice President--           1997        6,455     --      --          20,000           12
 Engineering and            1996          --      --      --             --           --
 Operations

                                                                     LONG TERM
                                                                    COMPENSATION
                                           ANNUAL COMPENSATION         AWARDS
                                      ----------------------------- ------------
                                                                     SECURITIES
                                                       OTHER ANNUAL  UNDERLYING   ALL OTHER
NAME AND PRINCIPAL        FISCAL YEAR  SALARY   BONUS  COMPENSATION   OPTIONS    COMPENSATION
POSITION                  ENDED 3/31    ($)      ($)       ($)          (#)         ($)(1)
------------------        ----------- -------- ------- ------------ ------------ ------------
Dr. Robert T.V. Kung....     1998     $147,750 $40,000      --          5,000       $3,808
 Senior Vice President--     1997      136,250  25,000      --         26,250        2,832
 Research and                1996      123,750  40,000      --         50,000        4,153
 Development and
 Assistant Secretary
Eugene D. Rabe..........     1998     $126,925 $80,000      --          7,500       $2,966
 Vice President--Sales       1997      115,833  50,000      --         20,000        7,459
 and Marketing               1996      110,000  25,000      --         25,000        2,857
Dr. Edward G. Taylor(2).     1998     $113,750 $50,000      --          5,000       $1,620
 Vice President--            1997       27,500  12,500      --         20,000          102
 Director Replacement        1996          --      --       --            --           --
 Heart Program
John F. Thero...........     1998     $120,925 $50,000      --          5,000       $2,676
 Vice President--            1997      113,750  12,500      --         20,000        2,521
 Finance, Chief              1996      109,000  20,000      --         40,000        3,379
 Financial Officer,
 Treasurer and Assistant
 Secretary

--------
(1) Includes (a) the following matching contributions to the Company Employee Deferred Compensation Profit Sharing Plan and Trust for fiscal 1998: Dr. Lederman--$650; Mr. Bailey--$650; Dr. Kung--$650; Mr. Rabe--$650; Dr.
    Taylor--$525 and Mr. Thero--$650; (b) the following profit sharing allocations under the Company Employee Deferred Compensation Profit Sharing Plan and Trust contributions paid in fiscal 1998, subject to applicable vesting based on years of service: Dr. Lederman--$1,299;
    Mr. Bailey--$183; Dr. Kung--$1,299; Mr. Rabe--$1,299; Dr. Taylor--$200 and
    Mr. Thero--$1,069; (c) the following life insurance premiums paid for term life insurance in excess of $50,000 in fiscal 1998: Dr. Lederman--$31,422; Mr. Bailey--$231; Dr. Kung--$442; Mr. Rabe--$367; Dr. Taylor--$320 and
    Mr. Thero--$344; (d) the following long-term disability insurance premiums for fiscal 1998: Dr. Lederman--$875; Mr. Bailey--$430; Dr. Kung--$750; Mr. Rabe--$650; Dr. Taylor--$575 and Mr. Thero--$613; and (e) the following award in connection with a newly issued patent: Dr. Kung--$667.
(2) Mr. Bailey joined the Company in March 1997 and was elected an Executive Officer in May 1998. Dr. Taylor joined the Company in December 1996 and was elected an Executive Officer in May 1998.

  The following tables sets forth certain information with respect to option grants to the named executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS
                         -----------------------------------------------------
                                                                                  POTENTIAL
                                                                               REALIZABLE VALUE
                                                                                  AT ASSUMED
                                                                               ANNUAL RATES OF
                            NUMBER OF      % OF TOTAL                            STOCK PRICE
                           SECURITIES       OPTIONS                            APPRECIATION FOR
                           UNDERLYING      GRANTED TO   EXERCISE OR             OPTION TERM(2)
                         OPTIONS GRANTED   EMPLOYEES    BASE PRICE  EXPIRATION ----------------
NAME                         (#)(1)      IN FISCAL YEAR   ($/SH)       DATE     5%($)   10%($)
----                     --------------- -------------- ----------- ---------- ------- --------
Dr. David M. Lederman...        --            --             --          --        --       --
Anthony W. Bailey.......        --            --             --          --        --       --
Dr. Robert T.V. Kung....      5,000                       $11.50     5/27/07   $36,161 $ 91,640
Eugene D. Rabe..........      7,500                       $11.50     5/27/07   $54,242 $137,460
Dr. Edward G. Taylor....      5,000                       $11.50     5/27/07   $36,161 $ 91,640
John F. Thero...........      5,000                       $11.50     5/27/07   $36,161 $ 91,640

--------
(1) The options were granted under the Combination Plan, and become exercisable in four equal annual installments commencing two years from the date of grant such that they will be fully exercisable five years after the date of grant.
(2) The assumed rates are compounded annually for the full term of the options.

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                           SHARES              UNDERLYING UNEXERCISED         IN-THE-MONEY
                          ACQUIRED    VALUE      OPTIONS AT 3/31/98        OPTIONS AT 3/31/98
                         ON EXERCISE REALIZED EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
NAME                         (#)       ($)               (#)                     ($)(1)
----                     ----------- -------- ------------------------- -------------------------
Dr. David M. Lederman...      --        --                    --                         --
Anthony W. Bailey.......      --        --               0/20,000                   0/67,000
Dr. Robert T.V. Kung....      --        --          71,001/68,999            391,411/287,089
Eugene D. Rabe..........      --        --          25,000/52,500            161,719/208,594
Dr. Edward G. Taylor....      --        --               0/25,000                   0/70,625
John F. Thero...........      --        --          20,000/55,000            142,813/237,813

--------
(1) Based upon the $15.125 closing price of the Company's Common Stock on March 31, 1998 on the Nasdaq National Market minus the respective option exercise price.

  COMBINATION STOCK OPTION PLAN. The Company has a 1992 Combination Stock Option Plan (the "Combination Plan"). The Combination Plan, as amended, was approved by the stockholders in September 1992 and combined and restated the Company's then existing Incentive Stock Option Plan and Nonqualified Plan. Under the Combination Plan, options to purchase shares of Common Stock may be granted to executive officers, directors, employees of or consultants or advisors to the Company or persons who are in a position to contribute to the long-term success and growth of the Company at the time of grant. A total of 1,550,000 shares of Common Stock has been reserved for issuance under the Combination Plan. As of June 11, 1998, options to purchase 1,232,493 shares of Common Stock (net of terminations) have been granted under the Combination Plan and options to purchase 317,507 shares of Common Stock were outstanding.

COMPENSATION OF DIRECTORS

  Directors who are not employees of the Company receive an annual retainer of 400 shares of Common Stock and an additional $500 for attendance at each meeting of the Board of Directors or a committee thereof or consultation at the offices of the Company.

  INDEMNIFICATION AGREEMENTS. The Company has entered into indemnification agreements with each of its directors and anticipates that it will enter into similar agreements with any future directors. The Company has also entered into similar agreements with certain of the Company's officers and top management personnel who are not also directors. Generally, the indemnification agreements attempt to provide the maximum protection permitted by Delaware law with respect to indemnification of directors and officers.

  The indemnification agreements provide that the Company will pay certain amounts incurred by a director or officer in connection with any civil or criminal action or proceeding and specifically including actions by or in the name of the Company (derivative suits) where the individual's involvement is by reason of the fact that he is or was a director or officer. Such amounts include, to the maximum extent permitted by law, attorney's fees, judgments, civil or criminal fines, settlement amounts, and other expenses customarily incurred in connection with legal proceedings. Under the indemnification agreements, a director or officer will not receive indemnification if he is found not to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

  THE 1989 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. The Company has a 1989 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Directors Plan"). Under the Directors Plan, options to purchase Common Stock are granted to directors of the Company who are not employees of the Company and who do not own or are not affiliated with any person who owns, directly or indirectly, more than 5% of the Company's outstanding voting stock (the "Eligible Directors"). The current Eligible Directors, among those persons nominated for election as directors at the Meeting, are Dr. Austen and Messrs. Fireman, O'Brien, Termeer and O'Connell. No options were granted under the Directors Plan in the fiscal year ended March 31, 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

  Decisions regarding executive compensation are made by the Compensation Committee of the Board of Directors, which is composed of Paul Fireman, John
F. O'Brien and Henri A. Termeer. The Compensation Committee also administers the Company's Combination, including determining the individuals to whom stock options are awarded, the terms upon which option grants are made, and the number of shares subject to each option granted under the Combination Plan. No member of the Compensation Committee is a former or current officer or employee of the Company. Dr. Lederman, while not a member of the Compensation Committee, makes recommendations to the Compensation Committee regarding executive officer compensation, including the awards of stock options, and often participates in their deliberations but does not vote on such matters.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The primary objectives of the Compensation Committee in developing executive compensation policies are to attract and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of its executive officers with the stockholders of the Company. The compensation of executive officers consists of base compensation, bonus, the grant of options and participation in benefit plans generally available to employees.

  In setting overall compensation for the last fiscal year, the Compensation Committee reviewed the recommendations of the Chief Executive Officer and strove to maintain total compensation for the Company's executive officers at levels which the Compensation Committee believes are competitive with the compensation of comparable executive officers in similarly situated companies, by relying upon the Company's Combination Plan and a bonus program to provide significant performance incentives.

  The Company maintains an informal bonus plan for its executive officers. Under the bonus plan, a bonus was determined for each executive officer (other than the Chief Executive Officer) based on achievement of certain objective and subjective goals and the Chief Executive Officer's evaluation of the individual's performance. Each executive officer was assigned a maximum bonus amount which was measured against these goals and the officer's performance evaluation. The goals established for each executive officer varies depending upon the responsibilities of the officer, and include goals based upon profit before (income) tax targets, either for a particular operating unit or the Company as a whole, product development milestones and the cost of achieving those milestones, and the achievement of certain sales objectives. In granting these bonuses, the Committee gave substantial weight to the Chief Executive Officer's recommendations. The Chief Executive Officer's bonus was determined by the Compensation Committee based upon the Company's overall performance and an objective and subjective review of the performance of the Chief Executive Officer and the Company during the year. No stock options have ever been granted to the Chief Executive Officer.

                            Compensation Committee

                                 Paul Fireman
                                John F. O'Brien
                               Henri A. Termeer

PERFORMANCE GRAPHS

  The following graphs compare the yearly change in the cumulative total stockholder return for the Company's last five and three full fiscal years, based upon the market price of the Company's Common Stock, with the cumulative total return on the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Stocks-SIC Group Code 384 for that period. The performance graphs assume the investment of $100 on March 31, 1993 and March 31, 1995, respectively, in the Company's Common Stock, the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Stocks--SIC Group Code 384, and the reinvestment of any and all dividends.

                             [GRAPH APPEARS HERE]

             Comparision of Five Year -- Cumulative Total Returns

                             3/31/93   3/31/94   3/31/95    3/29/96    3/31/97    3/31/98
                             -------   -------   -------    -------    -------    -------
ABIOMED, Inc.                 100.00     82.19     79.45     142.47     128.77     165.75
Nasdaq (U.S. Companies)       100.00    107.94    120.07     163.03     181.21     275.03
Peer Nasdaq SIC 3840-3849     100.00     94.56    122.09     167.84     143.88     193.26


                             [GRAPH APPEARS HERE]

             Comparision of Three Year -- Cumulative Total Returns

                             3/31/95   3/29/96   3/31/97    3/31/98
                             -------   -------   -------    -------
ABIOMED, Inc.                 100.00    179.31    162.07     208.62
Nasdaq (U.S. Companies)       100.00    135.78    150.91     229.05
Peer Nasdaq SIC 3840-3849     100.00    137.47    117.84     158.29

                                PROPOSAL NO. 2
           ADOPTION OF THE ABIOMED, INC. 1998 EQUITY INCENTIVE PLAN

  In May, 1998, the Company adopted, subject to stockholder approval, the Company's 1998 Equity Incentive Plan (the "1998 Plan"). The purposes of the 1998 Plan are to attract and retain key employees, directors, advisors and consultants, to provide an incentive for them to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company. The following is a summary description of the 1998 Plan and is qualified in its entirety by reference to the full text of the 1998 Plan, which is attached hereto as Exhibit A.

  Under the 1998 Plan, the Company may grant (i) incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) options that are not qualified as incentive stock options ("nonqualified stock options"), (iii) stock appreciation rights either in tandem with an option or alone and unrelated to an option ("SARs"), (iv) shares of Common Stock awarded without payment therefor or based on achieving certain performance goals ("award shares" or "performance shares") and
(v) restricted shares of Common Stock ("restricted stock").

  All employees, and in the case of awards other than incentive stock options, directors, advisors and consultants of the Company or any affiliate (as that term is defined in the 1998 Plan) capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to participate in the 1998 Plan.

  The Board of Directors of the Company, including any duly authorized committee of the Board of Directors, has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the operation of the 1998 Plan and to interpret provisions of the Plan. The Board of Directors may delegate, to the extent permitted by applicable law, the power to make awards to participants and all determinations under the 1998 Plan with respect thereto. The Board of Directors has initially designated the Compensation Committee to administer the 1998 Plan.

  There are a total of 500,000 shares of Common Stock available for issuance under the 1998 Plan, subject to adjustment for any stock dividend, recapitalization, stock split, stock combination or certain other corporate reorganizations. Shares issued may consist in whole or in part of authorized but unissued shares or treasury shares. Shares subject to an award that expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded will again be available for award under the 1998 Plan. The closing price of the Company's Common Stock on June 24, 1998 was $13.75.

STOCK OPTIONS

  Subject to the provisions of the 1998 Plan, the Board may award incentive stock options and nonqualified stock options and determine the number of shares to be covered by each option, the option price therefor and the conditions and limitations applicable to the exercise of the option. Each option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable award or thereafter. The Board may provide for the automatic award of an option upon the delivery of shares to the Company in payment of an option for up to the number of shares so delivered.

  The terms and conditions of incentive stock options will be subject to and will comply with Section 422 of the Code and any regulations thereunder. No incentive stock option granted under the 1998 Plan may be granted more than ten years after the effective date of the 1998 Plan and no such grant may be exercisable more than ten years from the date of grant (five years after the date of grant for incentive stock options granted to holders of more than ten percent of the Common Stock). Incentive stock options shall be granted only to employees of the Company and shall be transferable by the option holder only by the laws of descent and distribution, and shall be exercisable only by the employee during his or her lifetime.

  Nonqualified stock options may be granted at an exercise price greater or lesser than the fair market value of the Common Stock on the date of grant, in the discretion of the Board. Incentive stock options, however, may not be granted at less than the fair market value of the Common Stock and may be granted to holders of more than ten percent of the Common Stock only at an exercise price of at least 110% of the fair market value of the Common Stock on the date of the grant. No such limitations apply to nonqualified stock options.

STOCK APPRECIATION RIGHTS

  Subject to the provisions of the 1998 Plan, the Board of Directors may award SARs in tandem with an option (at or after the award of the option) or alone and unrelated to an option. A SAR entitles the holder to receive from the Company an amount equal to the excess, if any, of the fair market value of the Common Stock over the reference price. SARs granted in tandem with an option will terminate to the extent that the related option is exercised, and the related option will terminate to the extent that the tandem SARs are exercised.

PERFORMANCE OR AWARD SHARES

  The 1998 Plan authorizes the Board of Directors to grant performance shares or award shares to participants in the form of grants of shares of Common Stock. Performance shares are earned over a period of time (a performance cycle) selected by the Board from time to time. There may be more than one performance cycle in existence at any one time and the duration of the performance cycles may differ from each other. The payment value of the performance shares will be equal to the fair market value of the Common Stock on the date the Board determines that the performance shares have been earned. The Board shall establish performance goals for each cycle, for the purpose of determining the extent to which performance shares awarded for such cycle are earned. As soon as practicable after the end of a performance cycle, the Board shall determine the number of performance shares which have been earned on the basis of performance in relation to the established performance goals. Payment values of earned performance shares are distributed to the participant or, if the participant has died, to the beneficiary designated by the participant.

  The Board may also award "stock units" to be designated as award shares by the Board, consisting of Common Stock and/or other rights granted as units that are valued in whole or in part by reference to the value of the Common Stock. Such shares shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

RESTRICTED STOCK

  Subject to provisions of the 1998 Plan, the Board of Directors may grant shares of restricted stock to participants, with such restricted periods and other conditions as the Board may determine and for no cash consideration or such minimum consideration as may be required by applicable law. During the restricted period, unless otherwise determined by the Board, stock certificates evidencing the restricted shares will be held by the Company and may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board. At the expiration of the restricted period, the Company will deliver such certificates to the participant or, if the participant has died, to the beneficiary designed by the participant.

GENERAL PROVISIONS

  Each award shall be evidenced by a written document delivered to the participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the 1998 Plan as the Board considers necessary or advisable. Each type of award may be made alone, in addition to, or in relation to any other type of award. The terms of each type of award need not be identical and the Board need not treat participants uniformly. The Board may amend, modify or terminate any outstanding award, including substituting therefor another award, changing the date of exercise or realization and converting an incentive stock option to a nonqualified stock option, provided that the participant's consent to such action shall be required unless the Board determines that the action would not materially and adversely affect the participant.

  The Board of Directors may determine whether awards granted pursuant to the 1998 Plan are settled in whole or in part in cash, Common Stock, other securities of the Company or other property. The Board may permit a participant to defer all or any portion of a payment under the 1998 Plan. In the Board's discretion, tax obligations required to be withheld in respect of an award may be paid in whole or in part in shares of Common Stock, including shares retained from such award. The Board will determine the effect on an award of the death, disability, retirement or other termination of employment of a participant and the extent to which and period during which the participant's legal representative, guardian or designated beneficiary may receive payment of an award or exercise rights thereunder. The Board in its discretion may take certain actions in order to preserve a participant's rights under an award in the event of a change in control of the Company, including providing for the acceleration of any time period relating to the exercise or realization of the award, providing for the cash purchase of the award or adjusting the terms of the award in order to reflect the change in control.

  The Board of Directors of the Company may amend, suspend or terminate the 1998 Plan or any portion thereof at any time; provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations.

FEDERAL INCOME TAX CONSEQUENCES

  The following general discussion of the Federal income tax consequences of awards granted under the 1998 Plan is based upon the provisions of the Internal Revenue Code as in effect on the date hereof, current regulations thereunder and existing public and private administrative rulings of the Internal Revenue Service. This discussion is not intended to be a complete discussion of all of the Federal income tax consequences of the 1998 Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. Changes in the law and regulations may modify the discussion, and in some cases the changes may be retroactive. No information is provided as to state tax laws. The 1998 Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The tax treatment of each kind of award under the 1998 Plan is as follows:

  Nonqualified Stock Options. An option holder will not recognize any taxable income upon the grant of a nonqualified option under the 1998 Plan. Generally, an option holder recognizes ordinary taxable income at the time a nonqualified option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

  However, if (a) the Company imposes restrictions on the shares which do not permit the recipient to transfer the shares to others and which require the recipient to return the shares to the Company at less than fair market value upon termination of employment (a "risk of forfeiture"), or (b) the recipient is an officer or director of the Company subject to Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)") then, upon their sale of shares of Common Stock, the date on which taxable income (if any) is recognized (the "Recognition Date") will be the date on which the stock becomes "freely transferable" or not subject to risk of forfeiture. In this circumstance, the option holder will generally recognize ordinary taxable income on the Recognition Date in an amount equal to the excess of the fair market value of the shares at that time over the exercise price.

  Despite this general rule, if the Recognition Date is after the date of exercise, then the option holder may make an election pursuant to Section 83(b) of the Code. In this case, the option holder will recognize ordinary taxable income equal to the excess of the value of the shares over the exercise price (if any), measured at the time the option is exercised and not on the later date. In order to be effective, the Section 83(b) election must be filed with the Company and the Internal Revenue Service within 30 days of exercise.

  The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a form W-2 or 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

  When an option holder subsequently disposes of the shares of Common Stock received upon exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss (depending upon the holding period), in an amount equal to the difference between the sale price and the fair market value on the date on which the option holder recognized ordinary taxable income as a result of the exercise of the nonqualified option.

  An option holder who pays the exercise price for a nonqualified option, in whole or in part, by delivering shares of Common Stock already owned by him or her will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above.

  Incentive Stock Options. An option holder generally will not recognize taxable income upon either the grant or the exercise of an incentive stock option. However, under certain circumstances, there may be alternative minimum tax or other tax consequences, as discussed below.

  An option holder will recognize taxable income upon the disposition of the shares received upon exercise of an incentive stock option. Any gain recognized upon a disposition that is not a "disqualifying disposition" will be taxable as long-term capital gain. A "disqualifying disposition" means any disposition of shares acquired on the exercise of an incentive stock option within two years of the date the option was granted or within one year of the date the shares were issued to the option holder. The use of shares acquired pursuant to the exercise of an incentive stock option to pay the option price under another incentive stock option is treated as a disposition for this purpose. In general, if an option holder makes a disqualifying disposition, an amount equal to the excess of (a) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount actually realized over
(b) the option exercise price, will be taxable as ordinary income and the balance of the gain recognized, if any, will be taxable as either long-term or short-term capital gain, depending on the option holder's holding period for the shares. In the case of a gift or certain other transfers, the amount of ordinary income taxable to the option holder is not limited to the amount of gain which would be recognized in the case of a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

  As noted previously, the tax result may change if (a) the Company imposes restrictions on the shares which do not permit the recipient to transfer the shares to others and which require the recipient to return the shares to the Company at less than fair market value upon termination of employment, or (b) the recipient is an officer or director of the Company subject to Section 16(b). In the case of a disqualifying disposition of shares acquired pursuant to the exercise of such an incentive stock option, the date on which the fair market value of the shares is determined will be postponed, and the tax consequences will be similar to the treatment that applies to shares acquired pursuant to options granted under the 1998 Plan, including the ability to make a Section 83(b) election.

  In general, in the year an incentive stock option is exercised, the holder must include the excess of the fair market value of the shares issued upon exercise over the exercise price in the calculation of alternative minimum taxable income. The application of the alternative minimum tax rules for an option holder subject to Section 16(b) or who receives shares that are not "substantially vested" are more complex and may depend upon whether the holder makes a Section 83(b) election, as described above.

  The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option provided the holder does not make a disqualifying disposition. If the option holder does make a disqualifying disposition, the Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the holder, provided the Company reports the income on a form W-2 that is timely provided to the option holder and filed with the IRS.

  Stock Appreciation Rights. A recipient of an SAR will not be considered to receive any income at the time an SAR is granted, nor will the Company be entitled to a deduction at that time. Upon the exercise of an SAR, the holder will have ordinary income equal to the cash received upon the exercise. At that time, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

  Restricted Stock, Performance and Award Shares. The recipient of restricted stock, performance or award shares will be treated in the same manner as a person who has exercised a nonqualified stock option, as described above, for which the Company has imposed restrictions on the shares received, and for which the exercise price is either zero or a nominal amount. In general, this means that the holder may either wait until the restrictions have elapsed (or the performance goals have been met), and then pay tax at ordinary income tax rates, based upon the fair market value of the shares at that time, or he or she can file a Section 83(b) election, and pay tax based on the fair market value of the shares at the time they are received reduced by the amount (if any) paid for the shares. Again, the Company will get a deduction that corresponds to the income recognized by the recipient. If a recipient makes a
Section 83(b) election but later forfeits some or all of the shares as to which the election was made, he or she will not be entitled to a deduction or other reduction related to the income previously recognized.

VOTE REQUIRED

  The affirmative vote of a majority of shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is required for adoption of Proposal No. 2.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL NO. 2.

                                 OTHER MATTERS

INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has appointed Arthur Andersen LLP, as the independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 1999. That firm has served as the Company's auditors since 1983.

  A representative of Arthur Andersen LLP will be at the Meeting and will be given an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.

REPORTING UNDER SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

  Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and Nasdaq, and furnish the Company with copies of such Forms.

  Based solely on the Company's review of the copies of such Forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 with respect to the Company's most recent fiscal year, the Company believes that all of its current executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended March 31, 1998.

OTHER PROPOSED ACTION

  The Board of Directors knows of no other business to come before the Meeting. However, if any other business should properly be presented to the Meeting, the proxies will be voted in accordance with the judgment of the person or persons holding the proxies.

STOCKHOLDER PROPOSALS

  Proposals which stockholders intend to present at the Company's 1999 Annual Meeting of Stockholders and wish to have included in the Company's proxy materials must be received by the Company no later than March 9, 1999.

INCORPORATION BY REFERENCE

  To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee Report on Executive Compensation" and "Performance Graphs" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

ANNUAL REPORT AND FORM 10-K

  ADDITIONAL COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 1998 AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO: INVESTOR RELATIONS, ABIOMED, INC., 33 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS 01923.

 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                   EXHIBIT A

                                 ABIOMED, INC.

                          1998 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

  The purpose of the ABIOMED, Inc. 1998 Equity Incentive Plan (the "Plan") is to attract and retain key employees, directors, advisors and consultants, to provide an incentive for them to assist ABIOMED, Inc. (the "Corporation") to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Corporation.

SECTION 2. DEFINITIONS

(a) "Affiliate" means any business entity in which the Corporation owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

(b) "Annual Meeting" means the annual meeting of shareholders or special meeting in lieu of annual meeting of shareholders at which one or more directors are elected.

(c) "Award" means any Option, Stock Appreciation Right, Performance or Award Share, or Restricted Stock awarded under the Plan.

(d) "Award Share" means a share of Common Stock awarded to an employee, director, advisor or consultant without payment therefor.

(e) "Board" means the Board of Directors of the Corporation.

(f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(g) "Committee" means the Compensation Committee of the Board, or such other committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that the members of such Committee must be Non-Employee Directors as defined in Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934, as amended.

(h) "Common Stock" or "Stock" means the Common Stock, par value $.01 per share, of the Corporation.

(i) "Corporation" means ABIOMED, Inc.

(j) "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

(k) "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

(l) "Incentive Stock Option" means an option to purchase shares of Common Stock, awarded to a Participant under Section 6, which is intended to meet the requirements of Section 422 of the Code or any successor provision.

(m) "Nonqualified Stock Option" means an option to purchase shares of Common Stock, awarded to a Participant under Section 6, which is not intended to be an Incentive Stock Option.

(n) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

(o) "Participant" means a person selected by the Board to receive an Award under the Plan.

(p) "Performance Cycle" or "Cycle" means the period of time selected by the Board during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

(q) "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals, awarded to a Participant under
    Section 8.

(r) "Restricted Period" means the period of time selected by the Board during which an award of Restricted Stock may be forfeited to the Corporation.

(s) "Restricted Stock" means shares of Common Stock subject to forfeiture, awarded to a Participant under Section 9.

(t) "Stock Appreciation Right" or "SAR" means a right to receive any excess in value of shares of Common Stock over the reference price, awarded to a Participant under Section 7.

(u) "Stock Unit" means an award of Common Stock and/or other rights granted as units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under
    Section 10.

SECTION 3. ADMINISTRATION

  The Plan shall be administered by the Committee, which shall initially be the Stock Option Committee. The Board, including any duly authorized committee of the Board, shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. To the extent permitted by applicable law, the Board may delegate to the Committee the power to make Awards to Participants and all determinations under the Plan with respect thereto.

SECTION 4. ELIGIBILITY

  All employees and, in the case of Awards other than Incentive Stock Options, directors, advisors and consultants of the Corporation or any Affiliate capable of contributing significantly to the successful performance of the Corporation, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

SECTION 5. STOCK AVAILABLE FOR AWARDS

(a) Subject to adjustment under subsection (b), Awards may be made under the Plan, as the Board may determine, provided that a maximum of 500,000 shares of Common Stock may be issued under this Plan. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares in payment for the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Common Stock issued through the assumption or substitution of outstanding grants from an acquired corporation shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) In the event that the Board determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

SECTION 6. STOCK OPTIONS

(a) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonqualified Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
    Section 422 of the Code, or any successor provision, and any regulations thereunder.

(b) The Board shall establish the option price at the time each Option is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to Incentive Stock Options.

(c) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(d) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Corporation. Such payment may be made in whole or in part in cash or, to the extent permitted by the Board at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionholder, including Restricted Stock, valued at their Fair Market Value on the date of delivery, by the reduction of the shares of Common Stock that the optionholder would be entitled to receive upon exercise of the Option, such shares to be valued at their Fair Market Value on the date of exercise, less their option price (a so-called "cashless exercise"), or such other lawful consideration as the Board may determine.

(e) The Board may provide for the automatic award of an Option upon the delivery of shares to the Corporation in payment of an Option for up to the number of shares so delivered.

(f) In the case of Incentive Stock Options the following additional conditions shall apply to the extent required under Section 422 of the Code for the options to qualify as Incentive Stock Options:

  (i) Such options shall be granted only to employees of the Corporation, and shall not be granted to any person who owns stock that possesses more than ten percent of the total combined voting power of all classes of stock of the Corporation or of its parent or subsidiary corporation (as those terms are defined in Section 422(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder), unless, at the time of such grant, the exercise price of such option is at least 110% of the fair market value of the stock that is subject to such option and the option shall not be exercisable more than five years after the date of grant;

  (ii) Such options shall, by their terms, be transferable by the optionholder only by the laws of descent and distribution, and shall be exercisable only by such optionholder during his lifetime.

  (iii) Such options shall not be granted more than ten years from the effective date of this Plan or any subsequent amendment to the Plan approved by the stockholders of the Corporation which extends this Incentive Stock Option expiration date, and shall not be exercisable more than ten years from the date of grant.

SECTION 7. STOCK APPRECIATION RIGHTS

  Subject to the provisions of the Plan, the Board may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised.

SECTION 8. PERFORMANCE SHARES

(a) Subject to the provisions of the Plan, the Board may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Board, on the date the Board determines that the Performance Shares have been earned.

(b) The Board shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Board may from time to time select. During any Cycle, the Board may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Board may determine.

(c) As soon as practicable after the end of a Performance Cycle, the Board shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Board shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

SECTION 9. RESTRICTED STOCK

(a) Subject to the provisions of the Plan, the Board may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Corporation and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

(b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Corporation. At the expiration of the Restricted Period, the Corporation shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

SECTION 10. STOCK UNITS

(a) Subject to the provisions of the Plan, the Board may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Board shall determine.

(b) Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law. Such shares of Common Stock may be designated as Award Shares by the Board.

SECTION 11. GENERAL PROVISIONS APPLICABLE TO AWARDS

(a) DOCUMENTATION. Each Award under the Plan shall be evidenced by a written document delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

(b) BOARD DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter. Without limiting the foregoing, an Award may be made by the Board, in its discretion, to any 401(k), savings, pension, profit sharing or other similar plan of the Corporation in lieu of or in addition to any cash or other property contributed or to be contributed to such plan.

(c) SETTLEMENT. The Board shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Corporation, Awards, other property or such other methods as the Board may deem appropriate. The Board may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock. If shares of Common Stock are to be used in payment pursuant to an Award and such shares were acquired upon the exercise of a stock option (whether or not granted under this Plan), such shares must have been held by the Participant for at least six months.

(d) DIVIDENDS AND CASH AWARDS. In the discretion of the Board, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and
    (ii) cash payments in lieu of or in addition to an Award.

(e) TERMINATION OF EMPLOYMENT. The Board shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

(f) CHANGE IN CONTROL. In order to preserve a Participant's rights under an Award in the event of a change in control of the Corporation, the Board in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Board to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Board may consider equitable and in the best interests of the Corporation.

(g) WITHHOLDING. The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required to be withhold with respect to an Award or any dividends or other distributions payable with respect thereto. In the Board's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Corporation and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(h) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonqualified Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(i) Except as otherwise provided by the Board, Awards under the Plan are not transferable other than as designated by the participant by will or by the laws of descent and distribution.

SECTION 12. MISCELLANEOUS

(a) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) NO RIGHTS AS SHAREHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

(c) EFFECTIVE DATE. Subject to the approval of the shareholders of the Corporation, the Plan shall be effective on September 1, 1998. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

(d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable requirement of the laws of the jurisdiction of incorporation of the Corporation, any applicable tax requirement, any applicable rules or regulation of the Securities and Exchange Commission, including Rule 16(b)-3 (or any successor rule thereunder), or the rules and regulations of the Nasdaq Stock Market National Market or any other exchange or stock market over which the Corporation's securities are listed.

(e) GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the jurisdiction of incorporation of the Corporation.

(f) INDEMNITY. Neither the Board nor the Committee, nor any members of either, nor any employees of the Corporation or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Corporation hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Corporation and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

                                 ABIOMED, INC.

  The undersigned hereby appoints David M. Lederman and John F. Thero, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the 1998 Annual Meeting of Stockholders of ABIOMED, Inc. to be held on August 12, 1998, and at any adjournment or adjournments thereof, with all power which the undersigned may be entitled to vote at said meeting upon the election of directors and other matters as more fully described in the Notice of, and Proxy Statement for the Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL DESCRIBED IN THE NOTICE OF AND PROXY STATEMENT FOR THE MEETING.

                  Continued, and to be signed on reverse side
        (Please fill in the reverse side and mail in enclosed envelope)

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE


                                                         FOR   AGAINST  ABSTAIN
1. Election of Class III      2. Adoption of the         [_]     [_]      [_]
Directors:                    ABIOMED, Inc. 1998
                              Equity Incentive Plan,
NOMINEES: W. Gerald           as described more fully
Austen, Paul Fireman          in the Proxy Statement.


FOR ALL       [_] [_]    WITHHOLD
NOMINEES                 AUTHORITY
(EXCEPT AS               TO VOTE FOR ALL
MARKED TO THE            NOMINEES
CONTRARY)
FOR, except vote withheld from the following nominee(s).


----------------------------------------------------                [_]
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY          MARK HERE FOR
INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE           ADDRESS CHANGE AND
 SPACE PROVIDED ABOVE.)                                       NOTE AT LEFT


(Signatures should be the same as     Signature:                     Date:
the name printed hereon. Executors,             --------------------      ------
administrators, trustees, guardians,
attorneys, and officers of            Signature:                     Date:
corporations should add their titles            --------------------      ------
when signing.)